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                                                                 EXHIBIT 10.11

                          FIRST AMENDMENT AND CONSENT


         FIRST AMENDMENT AND CONSENT (this "Amendment"), dated as of September 1, 2000, among UNIVERSAL COMPRESSION HOLDINGS, INC. ("Holdings"), UNIVERSAL COMPRESSION, INC. (the "Borrower"), various lenders party to the Credit Agreement referred to below (the "Lenders") and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                                   WITNESSETH:


         WHEREAS, Holdings, the Borrower, Deutsche Bank Securities, Inc., as Lead Arranger, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 30, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, Holdings and the Borrower have requested that the Lenders provide the consents and amendment provided for herein and the undersigned Lenders have agreed to provide such consents and amendment on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. Notwithstanding anything to the contrary contained in sub-clause
(vi) of Section 9.02(viii) of the Credit Agreement, the Lenders hereby agree that the Borrower may acquire (the "GCSI Acquisition") (i) all of the outstanding capital stock of Gas Compression Services, Inc. ("GCSI") through the merger of GCSI with and into the Borrower (with the Borrower being the surviving corporation), (ii) all of the outstanding capital stock of Gas Compression Finance Corporation ("GCFC"), and (iii) all of the outstanding membership interests in each of the G.C.S. Distributing L.L.C. ("Distributing") and Gas Compression Realty, L.L.C. ("Realty" and, together with GCFC and Distributing, the "GCS Entities"), so long as the purchase price for the GCSI Acquisition consists of approximately (I) $12,000,000 in cash, (II) $46,000,000 of newly issued shares of common stock of Holdings, and (III) the refinancing and/or assumption of $62,000,000 of existing Indebtedness and Operating Leases of GSCI and the GCS Entities. The Lenders hereby further agree that the GCSI Acquisition shall constitute a Permitted Section 9.02(viii) Acquisition so long as all of the other terms and conditions of Section 9.02(viii) of the Credit Agreement, as well as all of the terms and conditions of the other provisions of the Credit Agreement (including, but not limited to, Sections 9.01, 9.04 and 9.15 thereof (in the case of such Sections 9.01 and 9.04, after giving effect to the designation of the GCSI Acquisition as a Permitted Section 9.02(viii) Acquisition)), shall, except as provided below in this Section 1, be satisfied in connection with the GCSI Acquisition. The Lenders hereby also agree that, notwithstanding anything to the contrary contained in Sections 8.11 and 9.15(a) of the Credit Agreement, the GCS Entities do not have to comply with the provisions of such Sections 8.11 and 9.15(a) for a period of no more than 30 days following the consummation of the GCSI



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Acquisition so long as (i) such GCS Entities do not otherwise engage in any new significant business activities and do not purchase any new significant assets and (ii) if, by the 30th day following the consummation of the GCSI Acquisition, any such GCS Entity shall not have merged with and into the Borrower pursuant to
Section 9.02(vi) of the Credit Agreement, the Borrower will cause each such GCS Entity at such time to take all of the actions otherwise required to be taken by a new Wholly-Owned Domestic Subsidiary pursuant to such Sections 8.11 and 9.15(a).

         2. Holdings, the Borrower and the Lenders hereby agree that (i) the GCSI Acquisition shall not utilize any portion of the $75,000,000 basket or the $10,000,000 basket referred to in sub-clause (vi) of Section 9.02(viii) of the Credit Agreement for the current fiscal year of Holdings, and additional Permitted Section 9.02(viii) Acquisitions may be consummated in accordance with the terms of the Credit Agreement for the remainder of the current fiscal year of Holdings subject to the provisions set forth below in this Section 2, and
(ii) for the fiscal years 2001 and 2002 of Holdings, such $75,000,000 basket and such $10,000,000 basket referred to in sub-clause (vi) of Section 9.02(viii) of the Credit Agreement shall be available from (x) in the case of fiscal year 2001, the period commencing on the Amendment Effective Date (as defined below) through and including June 30, 2001 and (y) in the case of fiscal year 2002, the period commencing on July 1, 2001 through and including March 31, 2002.

         3. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new text at the end of the definition of "Consolidated EBITDAR" appearing therein:

     "; it being understood and agreed, however, that for purposes of calculating the Leverage Ratio and the Senior Secured Leverage Ratio under this Agreement, Consolidated EBITDAR shall be calculated on a pro forma basis to take into account any Permitted Section 9.02(viii) Acquisition consummated after the first day of the relevant Test Period (but only to the extent that the Person or assets so acquired had not been sold during such Test Period) as if each such Permitted Section 9.02(viii) Acquisition had been consummated on the first day of such Test Period (and assuming that any Indebtedness (including Capitalized Lease Obligations) and/or Operating Lease Obligations incurred, issued or assumed in connection with each such Permitted Section 9.02(viii) Acquisition had been incurred, issued or assumed on the first day of such Test Period, and had remained outstanding through the date of each such Permitted Section 9.02(viii) Acquisition (and with the methodology to give effect to such pro forma adjustments being satisfactory to the Administrative Agent).

         4. In order to induce the Lenders to enter into this Amendment, Holdings and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Amendment Effective Date, both before and after giving effect to this Amendment, and (y) on the Amendment Effective Date, and both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though such representations and warranties were made on the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such date).




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         5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision (or of any provision beyond the specific waivers granted herein with respect to such provision) of the Credit Agreement or any other Credit Document.

         6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Administrative Agent.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         8. This Amendment shall become effective on the date (the "Amendment Effective Date") when Holdings, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

         9. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *





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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                      UNIVERSAL COMPRESSION HOLDINGS, INC.



                                      By: /s/ RICHARD W. FITZGERALD
                                          --------------------------------------
                                          Name: Richard W. FitzGerald
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                      UNIVERSAL COMPRESSION, INC.



                                      By: /s/ RICHARD W. FITZGERALD
                                          --------------------------------------
                                          Name: Richard W. FitzGerald
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                      BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent



                                      By: /s/ MARCUS M. TARKINGTON
                                          --------------------------------------
                                          Name: Marcus M. Tarkington
                                          Title: Director



                                      FIRST UNION NATIONAL BANK



                                      By: /s/ ROBERT R. WETTEROFF
                                          --------------------------------------
                                          Name: Robert R.Wetteroff
                                          Title: Senior Vice President



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                                      BANK ONE, N.A.



                                      By: /s/ J. CHARLES FREEL, JR.
                                          --------------------------------------
                                          Name: J. Charles Freel, Jr.
                                          Title: First Vice President



                                      THE BANK OF NOVA SCOTIA



                                      By: /s/ FCH ASHBY
                                          --------------------------------------
                                          Name: FCH Ashby
                                          Title: Senior Manager Loan Operations



                                      NATIONAL CITY BANK OF KENTUCKY



                                      By: /s/ SCOTT L. BREWER
                                          --------------------------------------
                                          Name: Scott L. Brewer
                                          Title: Assistant Vice President



                                      WELLS FARGO BANK (TEXAS), N.A.



                                      By: /s/ SPENCER SMITH
                                          --------------------------------------
                                          Name: Spencer Smith
                                          Title: Vice President



                                      WILMINGTON TRUST COMPANY



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:






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